UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Meridian Resource Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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THE MERIDIAN RESOURCE CORPORATION
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER

LOGO

HERE
Return Address Line 1
Return Address Line 2
Return Address Line 3 51
MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

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Shareholder Meeting to be held on Aug 6, 2008

Proxy Material Available
1	Annual Report
2	Notice & Proxy Statement

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before July 24, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET	- www.proxyvote.com
2) BY TELEPHONE	- 1-800-579-1639
3) BY E-MAIL*	- sendmaterial@proxyvote.com

* If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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Broadridge Internal Use Only

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Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	August 06, 2008
Meeting Time:	3:00 PM CST
For holders as of:	June 17, 2008

Meeting Location:

The Westlake Club
570 WestLake Park Boulevard
Houston, Texas

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How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to
WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

Broadridge Internal Use Only
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Voting items
The Board of Directors recommends that you
vote “For” the following.
1.	Election of Directors
Nominees
01  Joseph A. Reeves, Jr.     02   Michael J. Mayell     03   Fenner R. Weller, Jr.     04   G.M. Byrd Larberg     05   Paul Ching
The Board of Directors recommends you vote FOR the following proposal (s).
6	Ratification of the appointment of BDO Seidman, LLP as the company’s independent registered public accounting firm for 2008.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

     Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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